Prepayment for Construction of Properties	12 Months Ended
Dec. 31, 2020
Prepayment Disclosure [Abstract]
PREPAYMENT FOR CONSTRUCTION OF PROPERTIES

NOTE 10 – PREPAYMENT FOR CONSTRUCTION OF PROPERTIES

During the year ended December 31, 2018, the Company made prepayments of $3,661,800 (RMB 25.5 million) to a subcontractor for the intended construction of manufacturing facilities for its newly established subsidiary REIT Yancheng. In 2019, based on current market conditions and the Company’s financial performance, the Company intends to terminate the contract with the subcontractor and request the full refund of the prepayment. The Company expects to receive a full refund from this subcontractor, as a result, the balance has been reclassified as current assets as of December 31, 2019. As of December 31, 2020, the remaining balance was $1,073,100, which is expected to be received by June 30, 2021.